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                                                                 Exhibit 10.5

THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), PURSUANT TO SECTION 4(2) OF SAID ACT AND NOT WITH A VIEW TO OR IN CONNECTION WITH THE DISTRIBUTION THEREOF. NEITHER THIS NOTE NOR THE SECURITIES ISSUED UPON CONVERSION HEREOF MAY BE OFFERED FOR SALE OR SOLD OR OTHERWISE DISPOSED OF EXCEPT UPON COMPLIANCE WITH THE ACT.




                        HARBOR BUSINESS ACQUISITION CORP.

                                CONVERTIBLE NOTE



                                                           August 24, 2006


FOR VALUE RECEIVED, the undersigned, Harbor Business Acquisition Corp. Inc., a Delaware corporation, with its principal place of business at 200 Highpoint Drive, Suite 215, Chalfont, PA (the "Borrower"), promises to pay to the order of Harbor Healthcare Holding LLC, with a principal place of business of 200 Highpoint Drive, Suite 215, Chalfont, PA or its designee (the "Payee"), at such place of business or such other place as the Payee shall hereafter specify in writing to the Borrower, in such currency of the United States of America as shall be legal tender for payment of public and private debts, the principal sum of up to Three Hundred Forty-Five Thousand Dollars ($345,000.00), such amount to be due and payable on the first business day following the earlier of the Borrower's liquidation or the Borrower's completion of a Business Combination (as defined in the Borrower's Certificate of Incorporation) (the "Maturity Date"). If this Note is to be repaid on a liquidation, the Borrower shall be required to repay this Note only from funds not held in the Borrower's trust fund ("Trust Fund") containing the proceeds and other amounts from the Borrower's initial public offering and in such case, the holder of this Note shall have no right, title, interest or claim of any kind in or to any liquidating distributions by the Borrower, including, without limitation, any distribution of the Trust Fund for any amounts due and owing under this Note. Notwithstanding the foregoing, this Note and the Note of even date herewith made by Moreco Partners LLC in an amount up to $575,000, shall not be repaid, and the holder shall have no right to require that it be repaid, out of the first $700,000 released to the Borrower from the interest earned on the Trust Fund.

Interest on the unpaid principal balance of this Note from the date hereof shall be payable on the earlier of (i) the Maturity Date and (ii) the Prepayment Date (as hereinafter defined) at the rate of 4% per annum. Interest shall be calculated and charged daily on the basis of a 360 day banking year and 30 day months on the unpaid principal balance outstanding from time to time.


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         This Note is issued subject to the following additional terms and conditions:

                  1) Conversion.

                           i) The Payee shall have the right at its option, at
any time on or after the completion of a Business Combination, by delivering at least 5 days' written notice to the Borrower at its principal executive office together with this Note, to convert this Note, in whole or in part, into Units consisting of one share of common stock and two Warrants, each to purchase one share of Common Stock of the Borrower (the "Units"), any unpaid principal balance of this Note. The number of Units to be issued upon any such conversion shall equal to the largest whole number determined by dividing the total amount of any unpaid principal balance hereof being so converted by $6.00. The notice shall specify the number of shares of Units to be acquired, the principal amount being converted (as calculated by the Payee) and the name or names in which the certificate or certificates for Units are to be issued. The conversion will be deemed to have occurred upon the date of such delivery and the person entitled to receive share certificates for Units shall be regarded for all corporate purposes from and after such date as the record holder of the number of shares to which it is entitled upon the conversion. The Borrower may rely on record ownership of this Note for all corporate purposes, notwithstanding any contrary notice.

                           ii) No fractional Units shall be issued upon
conversion of this Note.

                           iii) As promptly as practical after the surrender as
herein provided, the Borrower shall deliver or cause to be delivered at its office or agency maintained for that purpose, to the Payee of the Note, certificates representing the number of fully paid and nonassessable Units of the Borrower into which this Note is to be converted. The obligation of the Borrower to deliver the certificates is subject to receipt by the Borrower of such documents from the Payee or other holder of this Note, as it may reasonably request in order to satisfy applicable federal and state securities laws and the regulation of any securities exchange or national securities association on which the Common Stock is then listed for trading.

                  2) Reserved Shares.

                           i) The Borrower covenants and agrees that the Units
delivered upon conversion of this Note, shall, at the time of delivery of the certificates for such Units, be validly issued and outstanding and fully paid and nonassessable Units. The Borrower further covenants and agrees that it will pay when due and payable any and all Federal and state original issue taxes which may be payable in respect of the issue of this Note or any Units issuable upon the conversion of this Note. The Borrower shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of this Note or the issuance or delivery of certificates for Units upon the conversion of this Note, all such tax being payable by the Payee of this Note at the time of surrender.

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                           ii) Each person in whose name any securities are
issuable upon the conversion of this Note shall for all purposes be deemed to have become the holder of record of the Units represented thereby on, and such certificate shall be dated, the date upon which the Note was duly surrendered and notice of conversion was given; provided, however, that if the date of such surrender and notice is a date upon which the stock transfer books of the Borrower are closed, such person shall be deemed to have become the record holder of such Units, and such certificates shall be dated, the next prior business day on which the stock transfer books of the Borrower are open.

                  III. Prepayment.

                           The Borrower may at any time (such time referred to
as the "Prepayment Date"), without penalty, upon 20 days' written notice to the Payee, prepay the unpaid principal balance and any accrued but unpaid interest hereof, subject to the Payee's rights as set forth herein to require the Borrower to transfer to the Payee, or his designee, shares of Common Stock in full satisfaction of the unpaid balance and unpaid interest thereon.

                  IV. Default.

                           "Event of Default" whenever used herein means any one
of the following events:

                           A. Default in payment under this Note of the
principal and interest when it becomes due.

                           B. The entry of a decree or an order by any court
having jurisdiction in the premises adjudging the Borrower bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee (or similar official) of the Borrower or any substantial part of its property, and the continuance of such decree or order in effect for a period of ten (10) consecutive days; or

                           iii) The institution by the Borrower of proceedings
to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer to consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of any receiver, liquidator, assignee, trustee (or similar official) for the Borrower or any substantial part of its property, or the making by it of any assignment for the benefit of creditors.

                  In case of the occurrence of an Event of Default the entire unpaid principal amount of any Note together with any interest then unpaid may immediately be declared due and payable at the option of the Payee thereof without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived. In such case, any such Payee may proceed to protect and enforce its rights by a suit in equity, action at law, or other appropriate proceedings.

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                  V. Limitations.

                           No Payee of this Note shall be entitled to vote or
receive dividends or be deemed the Payee of Units, Common Stock, Warrants or any other securities of the Borrower which may at any time be issuable on the conversion hereof for any purpose, nor shall anything contained herein be construed to confer upon the Payee of this Note, as such, any of the rights of a stockholder of the Borrower or any right to vote for the election of directors or upon any matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive dividends or subscriptions rights or otherwise until the Note shall have been converted and the Common Stock issuable upon the conversion hereof shall have become deliverable as provided herein.

                  VI. General.

                           1. Successors and Assigns. This Note, and the
obligations and rights of the Borrower hereunder, shall be binding upon and inure to the benefit of the Borrower, the Payee of this Note, and their respective heirs, successors and assigns.

                           b) Changes. Changes in or additions to this Note may
be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Borrower and the Payee.

                           c) Notices. All notices, requests, consents and
demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Borrower or to the Payee at their respective addresses:

                           If to the Payee:

                                    as set forth in the records of the
                                    Borrower.

                           If to the Borrower:

                                    200 Highpoint Drive
                                    Chalfont, PA 18914
                                    Attention:  Chief Executive Officer

                           d) Saturdays, Sundays, Holidays. If any date that may
at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the State of New York shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday, and in the case of a principal payment, interest shall continue to accrue on the amount of such payment until the same has been made to Payee.

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                           e) Governing Law. This Note shall be construed and
enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

                           6. Adjustments to Conversion Rate. Notwithstanding
anything herein to the contrary, any stock split, dividend, or similar division of the Units or combination or reverse split of the Units, or if Units changed into the same or a different number of type of securities whether by capital reorganization, reclassification or otherwise, then the number of Units to be issued upon conversion of this Note, as provided above, shall be equitably adjusted by the Borrower to a new number of Units, proportionately reduced in the event of a combination or reverse split or increased in the event of a stock split or subdivision, or other securities to preserve the rights of the Borrower and the Payee. In addition, to the extent the number or type of securities comprising the Units is adjusted, the Units issuable upon conversion of this Note shall be so adjusted.

                           7. Miscellaneous.

         The Borrower agrees to pay on demand all reasonable out-of-pocket costs of collection hereunder, including reasonable attorneys' fees.

         No waiver of any right, privilege or remedy or any amendment to this Note shall be effective unless made in writing and signed by the Borrower and the Payee. The acceptance by the Payee of any payment after any default shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the Payee hereunder. All rights and remedies of the Payee, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently.

         The Borrower hereby waives, to the fullest extent permitted by law, presentment, notice, protest and all other demands and notices of any description and assents to any extension of the time of payment or any other indulgence.

         This Note may not be modified except by a writing duly executed by the Borrower and the Payee.

                  IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Borrower.


                                     HARBOR BUSINESS ACQUISITION CORP.


                                     By: /s/ W. Thomas Lomax
                                        ____________________________________
                                        Name: W. Thomas Lomax
                                        Title: Chairman of the Board


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